Exhibit 10.6

FOURTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

Dated as of July 26, 2016
among
PINNACLE FOODS FINANCE LLC,
as the Borrower,
PEAK FINANCE HOLDINGS LLC,
as Holdings,

THE GUARANTORS PARTY HERETO,
BARCLAYS BANK PLC,
as Administrative Agent,
and,
THE OTHER LENDERS PARTY HERETO
------------
BANK OF AMERICA, N.A.,
as Lead Arranger and Lead Bookrunner

This Fourth Amendment (this “Refinancing Amendment”) dated as of July 26, 2016, to the Second Amended and Restated Credit Agreement, dated as of April 29, 2013 (as amended by the First Amendment to the Second Amended and Restated Credit Agreement, dated as of October 1, 2013, the Second Amendment to the Second Amended and Restated Credit Agreement, dated as of January 15, 2016, the Third Amendment to the Second Amended and Restated Credit Agreement, dated as of July 19, 2016 and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) among, inter alios, Pinnacle Foods Finance LLC, a Delaware limited liability company (the “Borrower”), Peak Finance Holdings LLC, a Delaware limited liability company (“Holdings”), and Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”) is made pursuant to Section 2.17 of the Credit Agreement. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Refinancing Amendment.
RECITALS
WHEREAS, Bank of America, N.A. is acting as lead arranger and lead bookrunner (in such capacities, the “Repricing Arranger”) in connection with this Refinancing Amendment.
WHEREAS, the Borrower has requested that the Credit Agreement be amended pursuant to Section 2.17 thereof to replace in full all Tranche I Term Loans outstanding immediately prior to the effectiveness of this Refinancing Amendment (the “Existing Tranche I Term Loans”) with the Exchanged Tranche I Term Loans (as defined below) and the Additional Tranche I Term Loans (as defined below) (the Exchanged Tranche I Term Loans and the Additional Tranche I Term Loans, collectively, the “Fourth Amendment Tranche I Term Loans”), and which Fourth Amendment Tranche I Term Loans shall have the same terms (other than to the extent expressly provided in this Refinancing Amendment) under the Loan Documents as the Existing Tranche I Term Loans.
WHEREAS, each Tranche I Term Lender that executes and delivers a consent to this Refinancing Amendment in the form of the Tranche I Lender Consent posted on SyndTrak on July 19, 2016 (the “Tranche I Lender Consent”) will be deemed (i) to have irrevocably agreed and consented to the terms of this Refinancing Amendment and the Amended Credit Agreement (as defined below) and (ii) if so elected by such Tranche I Term Lender (an “Exchanging Tranche I Term Lender”), (A) to have irrevocably agreed to exchange (as defined below) the Allocated Tranche I Amount (as defined in the Cashless Settlement of Existing Tranche I Term Loans letter dated July 26, 2016, by and among the Borrower, Bank of America, N.A. and the Administrative Agent) of its Existing Tranche I Term Loans (all Existing Tranche I Term Loans so exchanged, the “Exchanged Tranche I Term Loans”) on the Fourth Amendment Effective Date (as defined below) for Fourth Amendment Tranche I Term Loans in an equal principal amount and (B) upon the Fourth Amendment Effective Date, will exchange (by cashless or assignment settlement, as further described in the Tranche I Lender Consent) its Existing Tranche I Term Loans with Fourth Amendment Tranche I Term Loans in an equal principal amount, which Fourth Amendment Tranche I Term Loans shall thereafter continue to be Tranche I Term Loans under the Amended Credit Agreement.
WHEREAS, each Person that executes and delivers a signature page to this Refinancing Amendment in the capacity of an “Additional Tranche I Term Lender” (each, an “Additional Tranche I Term Lender” and all Additional Tranche I Term Lenders, together with all Exchanging Tranche I Term Lenders, collectively, the “Fourth Amendment Tranche I Term Lenders”) will be deemed (i) to have irrevocably agreed to the terms of this Refinancing Amendment and the Amended Credit Agreement and to have irrevocably committed to make the Fourth Amendment Tranche I Term Loans (the “Additional Tranche I Term Loans”) to the Borrower on the Fourth Amendment Effective Date in the amount notified to such Additional Tranche I Term Lender by the Administrative Agent (but in no event greater than the amount such Additional Tranche I Term Lender committed to make as Additional Tranche I Term Loans) and (ii) upon the Fourth Amendment Effective Date, to have made such Additional Tranche I Term Loans to the Borrower.
WHEREAS, by executing and delivering a signature page to this Refinancing Amendment, the Administrative Agent will be deemed upon the Fourth Amendment Effective Date to have irrevocably agreed to the terms of this Refinancing Amendment and the Amended Credit Agreement.

WHEREAS, the aggregate proceeds of the Additional Tranche I Term Loans will be used to replace in full all Existing Tranche I Term Loans other than Exchanged Tranche I Term Loans, on the terms and subject to the conditions set forth herein, including via the assignment by the Tranche I Term Lenders holding such Existing Tranche I Term Loans (other than the Exchanging Tranche I Term Lenders) to the Additional Tranche I Term Lenders as of the Fourth Amendment Effective Date of such Existing Tranche I Term Loans, which shall thereafter be Tranche I Term Loans under the Amended Credit Agreement.
WHEREAS, to accomplish the foregoing (a) the Borrower, the Administrative Agent, the Exchanging Tranche I Term Lenders and the Additional Tranche I Term Lenders are willing to amend the Credit Agreement pursuant to Section 2.17 thereof as set forth below (the Credit Agreement as amended hereby, the “Amended Credit Agreement”), (b) the Exchanging Tranche I Term Lenders are willing to exchange their Existing Tranche I Term Loans for Fourth Amendment Tranche I Term Loans and (c) the Additional Tranche I Term Lenders are willing to replace in full all Existing Tranche I Term Loans (other than Exchanged Tranche I Term Loans) with Additional Tranche I Term Loans on the Fourth Amendment Effective Date, in each case, on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement.
WHEREAS, the amendments to the Credit Agreement set forth below are each subject to the satisfaction of the conditions precedent to effectiveness referred to herein and shall become effective as provided herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.
Amendments to Credit Agreement. The Borrower, the Administrative Agent, the Exchanging Tranche I Term Lenders and the Additional Tranche I Term Lenders agree that the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following new defined terms in proper alphabetical order:

“Exchanged Tranche I Term Loans” has the meaning specified in the Fourth Amendment.
“Existing Tranche I Term Loans” has the meaning specified in the Fourth Amendment.
“Fourth Amendment” means that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of July 26, 2016 among the Borrower, Holdings, each Guarantor, the Administrative Agent and the Lenders party thereto.
“Fourth Amendment Effective Date” means the date of satisfaction of the conditions precedent referred to in Section 4 of the Fourth Amendment.
(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b) of the definition of “Applicable Rate” in its entirety to read as follows:
“(b) with respect to Tranche I Term Loans, a percentage per annum equal to (i) for Eurocurrency Rate Loans, 2.75% and (ii) for Base Rate Loans, 1.75%.”
(c) Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (d) of the definition of “Base Rate” in its entirety to read as follows:

“(d) solely with respect to (x) Tranche G Term Loans and Tranche H Term Loans, in each case, that are Base Rate Loans, 1.75% per annum and (y) Tranche I Term Loans that are Base Rate Loans, 1.00% per annum.”

(d) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the last sentence of the definition of “Eurocurrency Rate” in its entirety to read as follows:

“Notwithstanding the foregoing, the Eurocurrency Rate for (x) Tranche G Term Loans and Tranche H Term Loans, in each case that are Eurocurrency Rate Loans, shall at no time be less than 0.75% per annum and (y) Tranche I Term Loans that are Eurocurrency Rate Loans shall at no time be less than 0.00% per annum.
(e) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Tranche I Term Loan” in its entirety to read as follows:

    ““Tranche I Term Loan” means (x) prior to the Fourth Amendment Effective Date, a Loan made pursuant to the Second Amendment and (y) on and after the Fourth Amendment Effective Date, a Loan made pursuant to the Fourth Amendment.”

(f) Section 2.05 of the Credit Agreement is hereby amended by amending and restating clause (f) in its entirety to read as follows:

“(f) Any Repricing Event consummated prior to, and including, the six month anniversary of the Fourth Amendment Effective Date shall be accompanied by a fee payable to the Tranche I Term Lenders (which shall include any Tranche I Term Lender that is repaid in connection with any such Repricing Event) in an amount equal to 1.0% of the aggregate principal amount of Tranche I Term Loans so refinanced or repriced.”
(g) Section 7.10 of the Credit Agreement is hereby amended by adding the following new sentence immediately after the last sentence thereof:
“The proceeds of all Additional Tranche I Term Loans (as defined in the Fourth Amendment), if any, made on the Fourth Amendment Effective Date will be used to replace in full all Existing Tranche I Term Loans other than Exchanged Tranche I Term Loans, on the terms and subject to the conditions set forth in the Fourth Amendment, including via the assignment by the Tranche I Term Lenders holding such Existing Tranche I Term Loans to the Additional Tranche I Term Lenders (as defined in the Fourth Amendment) of such Existing Tranche I Term Loans, which shall thereafter be continued as and be deemed to be Tranche I Term Loans hereunder.”

SECTION 2.	Tranche I Term Lenders; Fourth Amendment Tranche I Term Loans; Administrative Agent Authorization.

(a) Tranche I Term Lenders. Subject to the terms and conditions set forth herein and in the Credit Agreement, (i) each Exchanging Tranche I Term Lender (by executing a Tranche I Lender Consent) (A) irrevocably agrees to the terms of this Refinancing Amendment and the Amended Credit Agreement, (B) irrevocably agrees to exchange (as set forth on its Tranche I Lender Consent) the Allocated Tranche I Amount of its Existing Tranche I Term Loans for Fourth Amendment Tranche I Term Loans in an equal principal amount and (C) upon the Fourth Amendment Effective Date, shall exchange (as set forth on its Tranche I Lender Consent) the Allocated Tranche I Amount of its Existing Tranche I Term Loans for Fourth Amendment Tranche I Term Loans in an equal principal amount and (ii) each Additional Tranche I Term Lender (A) irrevocably agrees to the terms of this Refinancing Amendment and the Amended Credit Agreement, (B) irrevocably commits to make Additional Tranche I Term Loans in the amount set forth on Schedule A hereto (but in no event greater than the amount such Additional Tranche I Term Lender committed to make as Additional Tranche I Term Loans) and (C) upon the Fourth Amendment Effective Date, shall replace in full all Existing Tranche I Term Loans, other than Exchanged Tranche I Term Loans, with such Additional Tranche I Term Loans. Each Additional Tranche I Term Lender further acknowledges and agrees that, as of the Fourth Amendment Effective Date, it shall be a “Lender”, “Term Lender” and a “Tranche I Term Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder. For purposes of this Refinancing Amendment, “exchange” shall mean convert and continue. For the avoidance of doubt, notwithstanding anything herein to the contrary, it is acknowledged and agreed that the Existing Tranche I Term Loans of the Exchanging Tranche I Term Lenders will be converted into and continued as Fourth Amendment Tranche I Term Loans and such Exchanged

Tranche I Term Loans shall be on the same terms (other than to the extent expressly provided in this Refinancing Amendment) under the Loan Documents as such Existing Tranche I Term Loans.

(b) Fourth Amendment Term Loans.

(i)On the Fourth Amendment Effective Date, the proceeds of all Additional Tranche I Term Loans, if any, shall be used to replace in full all Existing Tranche I Term Loans other than Exchanged Tranche I Term Loans, on the terms and subject to the conditions set forth herein, including via the assignment by the Tranche I Term Lenders holding such Existing Tranche I Term Loans to the Additional Tranche I Term Lenders of such Existing Tranche I Term Loans, which shall thereafter be Tranche I Term Loans under the Amended Credit Agreement. The commitments of the Additional Tranche I Term Lenders and the undertakings of the Exchanging Tranche I Term Lenders are several and no such Fourth Amendment Tranche I Term Lender will be responsible for any other Fourth Amendment Tranche I Term Lender’s failure to make, acquire or exchange the Fourth Amendment Tranche I Term Loans. Notwithstanding anything herein or in the Amended Credit Agreement to the contrary, the aggregate principal amount of the Fourth Amendment Tranche I Term Loans will not exceed the aggregate principal amount of the Existing Tranche I Term Loans outstanding immediately prior to the Fourth Amendment Effective Date. Each of the parties hereto acknowledges and agrees that the terms of this Refinancing Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by this Refinancing Amendment and the Amended Credit Agreement.

(ii)Each Exchanging Tranche I Term Lender hereby waives any breakage loss or expenses due and payable to it by the Borrower pursuant to Section 3.05 of the Credit Agreement with respect to the exchange of its Exchanged Tranche I Term Loans with the Fourth Amendment Tranche I Term Loans on a date other than the last day of the Interest Period relating to such Exchanged Tranche I Term Loans.

(iii)The Fourth Amendment Tranche I Term Loans shall initially be Eurodollar Term Loans with an Interest Period commencing on the Fourth Amendment Effective Date and ending on the date specified by the Borrower in the applicable Committed Loan Notice delivered by it pursuant to Section 4(a)(iii) below.

(iv)The Borrower and the Administrative Agent hereby consent to any assignments made by Bank of America, N.A. or any affiliate thereof to the Persons included in the list of allocations separately provided to the Borrower and the Administrative Agent (or any Approved Funds or Affiliate of such Persons) in connection with the primary syndication of the Fourth Amendment Tranche I Term Loans.

(c) Administrative Agent Authorization. The Borrower, the Exchanging Tranche I Term Lenders and the Additional Tranche I Term Lenders authorize the Administrative Agent to (i) determine all amounts, percentages and other information with respect to the Commitments and Loans of each Lender, which amounts, percentages and other information may be determined only upon receipt by the Administrative Agent of the Tranche I Lender Consents and the signature pages of all such Lenders and (ii) enter and complete all such amounts, percentages and other information in the Amended Credit Agreement or scheduled thereto, as appropriate. The Administrative Agent’s determination and entry and completion shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrower under the Amended Credit Agreement, in each case, absent clearly demonstrable error.

SECTION 3. Representations and Warranties. In order to induce the other parties hereto to enter into this Refinancing Amendment, the Borrower and each Guarantor represents and warrants to each of the Fourth Amendment Tranche I Term Lenders and the Administrative Agent that, as of the Fourth Amendment Effective Date: this Refinancing Amendment has been duly authorized by all necessary corporate or other organizational action on the part of each such Loan Party;

(b) this Refinancing Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(c) the Borrower and each Guarantor has all requisite power and authority, and the legal right, to enter into this Refinancing Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Refinancing Amendment, the Amended Credit Agreement and the other Loan Documents.

SECTION 4.	Conditions to Effectiveness of this Refinancing Amendment.

(a) This Refinancing Amendment shall become effective on the first date (the “Fourth Amendment Effective Date”) on which:

(i)The Administrative Agent shall have received duly executed and delivered counterparts of this Refinancing Amendment that, when taken together, bear the signatures of the Borrower, the Additional Tranche I Term Lenders, the Administrative Agent, the Exchanging Tranche I Term Lenders and all Guarantors, and the aggregate principal amount of the Exchanged Tranche I Term Loans and the Additional Tranche I Term Loans shall be equal to the aggregate principal amount of the Existing Tranche I Term Loans outstanding on the Fourth Amendment Effective Date immediately prior to the effectiveness of this Refinancing Amendment;

(ii)The Administrative Agent shall have received executed copies of the written opinions of (A) Cravath, Swaine & Moore LLP, special New York counsel for the Loan Parties, and (B) Richards, Layton and Finger PA, Delaware counsel to the Loan Parties, in each case, addressed to the Administrative Agent and the Fourth Amendment Tranche I Term Lenders, dated as of the Fourth Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent;

(iii)The Administrative Agent shall have received a Committed Loan Notice relating to the Borrowing of the Fourth Amendment Tranche I Term Loans executed by the Borrower.

(iv)The Administrative Agent shall have received a duly executed officer’s certificate from the Borrower certifying as of the Effective Date that (A) each of the representations and warranties set forth in Section 3 above shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date and (B) no Default or Event of Default has occurred and is continuing both before and immediately after giving effect to the transactions contemplated hereby;

(v)Each of the conditions in Section 4.02 of the Amended Credit Agreement shall have been satisfied or waived in accordance with the terms of the Amended Credit Agreement;

(vi)The Administrative Agent shall have received with respect to each Mortgaged Property a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto);

(vii)The Repricing Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced at least two Business Days prior to the Fourth Amendment Effective Date, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with this Refinancing Amendment or under any other Loan Document or other agreement with the Borrower relating to the transactions contemplated hereby (including all reasonable fees, charges and disbursements of Latham & Watkins LLP, counsel to the Administrative Agent and the Repricing Arranger, incurred in connection with this Refinancing Amendment);

(viii)The Administrative Agent and the Lenders shall have received customary corporate documents (including resolutions, and good standing certificates) and certificates (including officer’s and secretary’s certificates and a certificate from the chief financial officer of the Borrower with respect to the solvency (on a consolidated basis) of the Borrower and its subsidiaries), each in form and substance reasonably satisfactory to the Administrative Agent;

(ix)The Borrower shall have, concurrently with the exchange of Exchanged Tranche I Term Loans with the Fourth Amendment Tranche I Term Loans and the making of the Additional Tranche I Term Loans, if any, paid all accrued and unpaid interest and other amounts on the aggregate principal amount of the Existing Tranche I Term Loans.

SECTION 5. Acknowledgement and Consent.

(a) Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Refinancing Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Refinancing Amendment, including any new Commitments by Additional Tranche I Term Lenders, and acknowledges and agrees that the Lenders (including both existing Tranche I Term Lenders and Additional Tranche

I Term Lenders) are “Lenders” and “Secured Parties” for all purposes under the Loan Documents to which such Guarantor is a party. The Borrower and each Guarantor hereby confirms that each Guaranty and Collateral Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, the payment and performance of all Obligations in accordance with the Loan Documents.

(b) The Borrower and each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Refinancing Amendment.

(c) The parties hereto acknowledge and agree that this Refinancing Amendment is a “Refinancing Amendment” pursuant to Section 2.17 of the Credit Agreement.

SECTION 6. Miscellaneous.

(a) Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Refinancing Amendment.

(ii)Except as specifically amended by this Refinancing Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)The execution, delivery and performance of this Refinancing Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(b) Headings. Section and Subsection headings in this Refinancing Amendment are included herein for convenience of reference only and shall not constitute a part of this Refinancing Amendment for any other purpose or be given any substantive effect.
(c) Integration, Applicable Law and Waiver of Jury Trial. The provisions of Sections 10.12 (Integration), 10.16 (Governing Law) and 10.17 (Waiver of Right to Trial by Jury) of the Credit Agreement shall apply with like effect to this Refinancing Amendment. This Refinancing Amendment is a Loan Document as defined in the Credit Agreement.

(d) Counterparts. This Refinancing Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic method of an executed counterpart of a signature page to this Refinancing Amendment shall be effective as delivery of an original executed counterpart of this Refinancing Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic method be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic method.

(e) Severability. If any provision of this Refinancing Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Refinancing Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f) Post-Effective Requirements. Within 60 days after the Fourth Amendment Effective Date (or such later date as is acceptable to the Administrative Agent in its sole discretion in writing), the Borrower shall deliver to the Administrative Agent:

(i)Mortgage amendments reflecting the Obligations contemplated hereby (the “Mortgage Amendments”) or new mortgages reflecting the Obligations contemplated hereby, each in form and substance reasonably satisfactory to the Administrative Agent, with respect to each Mortgaged Property, each duly executed and delivered by an authorized officer of each party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable.

(ii)In connection with any Mortgage Amendment delivered pursuant to clause (A) above, date-down, modification, so-called “non-impairment” or other endorsements reasonably satisfactory to the Administrative Agent with respect to the applicable title insurance policy delivered in connection with each Mortgage, and in connection with any new mortgages delivered pursuant to clause (A), new title insurance policies, in each case, each in form and substance reasonably satisfactory to Administrative Agent.

(iii)Legal opinions relating to the amendments to the Mortgages or new mortgages, as applicable described in clause (i) above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(iv)Evidence that the reasonable fees, costs and expenses have been paid, to the extent invoiced, in connection with the preparation, execution, filing and recordation of the items delivered pursuant to this paragraph (f), including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection herewith.

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IN WITNESS WHEREOF, the parties hereto have caused this Refinancing Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:                PINNACLE FOODS FINANCE LLC

By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

GUARANTORS:                PINNACLE FOODS INC.
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

PEAK FINANCE HOLDINGS LLC
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

PINNACLE FOODS FINANCE CORP.
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

PINNACLE FOODS GROUP LLC
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

PINNACLE FOODS INTERNATIONAL CORP.
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

BIRDS EYE FOODS, INC.
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

AVIAN HOLDINGS LLC
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

BIRDS EYE FOODS LLC
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

KENNEDY ENDEAVORS, INCORPORATED
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

SEASONAL EMPLOYERS, INC.
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

GLK, LLC
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

ROCHESTER HOLDCO LLC
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

PINNACLE FOODS FORT MADISON LLC
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

BOULDER BRANDS, INC.
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

BOULDER BRANDS USA, INC.
By: /s/ Craig Steeneck_____________
Name: Craig Steeneck
Title: Executive Vice President and Chief Financial Officer

BARCLAYS BANK PLC,
individually and as Administrative Agent
By: /s/ Christine Aharonian_____________
Name: Christine Aharonian
Title: Vice President